EXHIBIT 10.1

		Supplemental Agreement No. 13

			     to

		 Purchase Agreement No. 1810

			    between

		    The Boeing Company

			     and

		  SOUTHWEST AIRLINES CO.

	Relating to Boeing Model 737-7H4 Aircraft


	THIS SUPPLEMENTAL AGREEMENT, entered into as of June 22, 2000, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in City of Dallas, State of Texas (Buyer);

	WHEREAS, the parties hereto entered into Purchase
Agreement No. 1810 dated January 19, 1994, relating to Boeing
Model 737-7H4 aircraft (the Agreement); and












*** 	Pursuant to 17 CFR, 240.24b-2, confidential information
	has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.




	WHEREAS, Buyer has agreed to purchase ninety-four (94) additional Model 737-7H4 Block "T" Aircraft, and has been granted options to purchase twenty-five (25) Model 737-7H4 Block "U" aircraft "Option Aircraft" and one hundred seventy one (171) Model 737-7H4 Block "V" aircraft "Rollover Option Aircraft".
Such total of two hundred ninety (290) aircraft are referred herein as the "2000 Order Aircraft." Deliveries of the ninety-four (94) Model 737-7H4 Block "T" Aircraft are as follows:

	February 2002 			One (1)
	May 2002			Two (2)
	June 2002			Two (2)
	July 2002			One (1)
	August 2002			Two (2)
	November 2002			Two (2)
	February 2003			One (1)
	May 2003			Two (2)
	June 2003			Two (2)
	August 2003			Three (3)
	February 2004			Three (3)
	March 2004			Three (3)
	April 2004			One (1)
	May 2004			Four (4)
	June 2004			Three (3)
	July 2004			Two (2)
	August 2004			Two (2)
	September 2004			Two (2)
	October 2004			Two (2)
	November 2004			Two (2)
	February 2005			One (1)
	May 2005			One (1)
	June 2005			One (1)
	August 2005			One (1)
	September 2005			One (1)
	February 2006			Three (3)
	March 2006			One (1)
	May 2006			Three (3)
	June 2006			Four (4)
	July 2006			One (1)
	August 2006			Three (3)
	September 2006			Three (3)
	November 2006			Two (2)
	December 2006			Two (2)
	January 2007			Two (2)
	February 2007			Three (3)
	March 2007			Two (2)
	April 2007			Two (2)
	May 2007			Two (2)
	June 2007			Two (2)
	July 2007			Two (2)
	August 2007			Two (2)
	September 2007			Two (2)
	October 2007			Two (2)
	November 2007			Two (2)
	December 2007			Two (2)

	WHEREAS, Buyer has agreed to accelerate two Block D Aircraft from September 2000 to August 2000; and to accelerate three Block E Aircraft, two from January 2001 to December 2000 and one from March 2001 to February 2001; and to accelerate two Block H Aircraft from April 2001 to March 2001, and such total of seven (7) Aircraft are referred herein as the "Accelerated Aircraft".

	NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2.	Article 1, entitled "Subject Matter of Sale," is deleted
in its entirety and replaced by a new Article 1. Such new page 1-
1 is attached hereto and incorporated into the Agreement by this reference.

3.	Article 2, entitled "Delivery, Title and Risk of Loss," is
deleted in its entirety and replaced by a new Article 2. Such new pages 2-1, 2-2, 2-3 and 2-4 are attached hereto and incorporated into the Agreement by this reference.

4.	Article 3, entitled "Price of Aircraft", is deleted in its
entirety and replaced by a new Article 3. Such new pages 3-1, 3-
2, 3-3, 3-4, 3-5 and 3-6 are attached hereto and incorporated into the Agreement by this reference.

5.	Letter Agreement No. 6-1162-RLL-932R1 entitled *** is
deleted in its entirety and replaced by a new Letter Agreement
No. 6-1162-RLL-932R2 which is attached hereto and is incorporated into the Agreement by this reference.

6. Letter Agreement No. 6-1162-RLL-933R8 entitled "Option Aircraft," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-RLL-933R9 which is attached hereto and is incorporated into the Agreement by this reference.

7.	Letter Agreement No. 6-1162-RLL-934R1 entitled "Disclosure
of Confidential Information," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-RLL-934R2 which is attached hereto and is incorporated into the Agreement by this reference.

8.	Letter Agreement No. 6-1162-RLL-941R1 entitled "Other
Matters," is deleted in its entirety and replaced by a new Letter
Agreement No. 6-1162-RLL-941R2 which is attached hereto and is incorporated into the Agreement by this reference.

9.	Letter Agreement No. 6-1162-KJJ-054 entitled "Business
Matters," is attached hereto and is hereby incorporated into the Agreement by this reference.

10.	Letter Agreement No. 6-1162-KJJ-055 entitled ***, is
attached hereto and is hereby incorporated into the Agreement by this reference.

11.	Letter Agreement No. 6-1162-KJJ-056 entitled ***, is
attached hereto and is hereby incorporated into the Agreement by this reference.

12.	Letter Agreement No. 6-1162-KJJ-057 entitled ***, is
attached hereto and is hereby incorporated into the Agreement by this reference.

13.	Letter Agreement No. 6-1162-KJJ-058 entitled ***, is
attached hereto and is hereby incorporated into the Agreement by this reference.

14.	Exhibit D-1 entitled "Price Adjustments Due to Economic
Fluctuations - Aircraft," is attached hereto and is hereby incorporated into the Agreement by this reference.

15.	Exhibit A-1 entitled "Aircraft Configuration," is attached
hereto and is hereby incorporated into the Agreement by this reference.

16.	***

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY			SOUTHWEST AIRLINES CO.


By:     /s/ Alan Mulally    	By:  /s/ Herb Kelleher

Its:    Attorney-In-Fact    	Its:___CEO   ____________

P.A. No. 1810	SA-13-5
K/SWA